UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2025

ALPHA MODUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40775	86-3386030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20311 Chartwell Center Dr., #1469

Cornelius, NC 28031

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (704) 252-5050

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AMOD	The Nasdaq Stock Market, LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	AMODW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 19, 2025, Alpha Modus Holdings, Inc. (the “Company”) issued a promissory note (the “Alessi Note”) to The Alessi 2023 Irrevocable Trust (the “Alessi Trust”), one of the family trusts of the Company’s CEO, William Alessi, in the original principal amount of $714,285.71, in consideration of $500,000 in funding received by the Company from the Alessi Trust on or about September 15, 2025. The Alessi Note accrues interest at 8% per annum, matures on September 15, 2026, and is convertible into shares of Class A common stock of the Company at the election of the holder at a $5.00 per share conversion price.

On October 19, 2025, the Company entered into a securities purchase agreement (the “Haase-Dubosc Securities Purchase Agreement”) with the Nancy Helen Wallace and Gerard Haase-Dubosc Family Trust (the “Haase-Dubosc Trust”), pursuant to which the Company issued (i) a convertible promissory note to the Haase-Dubosc Trust in the original principal amount of $400,000 (the “Haase-Dubosc Note”), and (ii) warrants to purchase 363,636 shares of Company Class A common stock at an exercise price of $1.10/share, for a total purchase price of $400,000 (the “Haase-Dubosc Warrant”). The Haase-Dubosc Note accrues interest at 7% per annum, matures on October 15, 2026, and is convertible into shares of Class A common stock of the Company at the election of the holder at any time 6 months following issuance of the note at a fixed, non-variable conversion price equal to 80% of the 5-day volume-weighted average price on the first trading day following issuance of the note. The Haase-Dubosc Note and Warrants were issued to the Haase-Dubosc Trust on October 19, 2025.

The foregoing descriptions of the Alessi Note, Haase-Dubosc Securities Purchase Agreement, Haase-Dubosc Note, and Haase-Dubosc Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure provided above in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Promissory Note Due September 15, 2026, issued by Alpha Modus Holdings, Inc. to The Alessi 2023 Irrevocable Trust, dated September 16, 2025

10.2	Securities Purchase Agreement, dated October 16, 2025, by Alpha Modus Holdings, Inc. and the Nancy Helen Wallace and Gerard Haase-Dubosc Family Trust

10.3	Convertible Promissory Note Due October 15, 2026, issued by Alpha Modus Holdings, Inc. to the Nancy Helen Wallace and Gerard Haase-Dubosc Family Trust, dated October 16, 2025

10.4	Common Stock Purchase Warrant, dated October 16, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA MODUS HOLDINGS, INC.

Date: October 23, 2025	By:	/s/ William Alessi
	Name:	William Alessi
	Title:	President and Chief Executive Officer